Exhibit 99.1

Exhibit 99.1

Brean Murray Carret & Co.

2011 Global Resources &

Infrastructure Conference

June 6, 2011

1

Non-GAAP Financial Measures

Non-GAAP Financial Measures

The Company presents adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt as non-GAAP measures. Adjusted income (loss) from operations represents income (loss) from operations excluding restructuring. Adjusted operating margin represents adjusted income (loss) from operations as a percent of net sales. Adjusted EBITDA represents income (loss) from operations excluding restructuring, depreciation and amortization. Adjusted EBITDA margin represents adjusted EBITDA as a percent of net sales. The Company presents adjusted income ) oss (l from operations, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin because these are measures management believes are frequently used by securities analysts, investors and interested parties in the evaluation of financial performance. Adjusted net income (loss) and adjusted net income (loss) per share exclude restructuring, certain costs from settled interest rate swap contracts and the income tax effects of the previously mentioned items. These items are excluded because they are not considered indicative of recurring operations. Free cash flow represents cash flow from operating activities less capital expenditures. It is presented as a measurement of cash flow because it is commonly used by the investment community. Net debt represents total debt less cash and cash equivalents. Net debt is commonly used by the investment community as a measure of indebtedness. Adjusted income (loss) from operations, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted net income (loss), adjusted net income (loss) per share, free cash flow and net debt have limitations as analytical tools, and securities analysts, investors and interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company's results as reported under accounting principles generally accepted in the United States ("GAAP") .

A reconciliation of non-GAAP to GAAP results is included as an attachment to this presentation and has been posted online at www.muellerwaterproducts. com

2

Safe Harbor Statement

Safe Harbor Statement

This presentation contains certain statements that may be deemed “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that we intend, expect, plan, project, believe or anticipate will or may occur in the future are forward -looking statements. Examples of forward -looking statements include, but are not limited to, statements we make regarding expected volumes in our water infrastructure businesses for the second half of the year and benefits we expect to realize from higher pricing and our cost savings initiatives and other operational improvements and the impact of these factors on our businesses. Forward -looking statements are based on certain assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward -looking statements due to a number of factors, including regional, national or global political, economic, business, competitive, market and regulatory conditions and the following:

the spending level for water and wastewater infrastructure;

the demand level of manufacturing and construction activity;

our ability to service our debt obligations; and

the other factors that are described in the section entitled “RISK FACTORS” in Item 1A of our most recently filed Annual Report on Form 10-K.

Undue reliance should not be placed on any forward-looking statements. We do not have any intention or obligation to update forward -looking statements, except as required by law.

3	3

Investment Highlights

Leading North American provider of water infrastructure and flow control products and services

Increasing investment needed in water infrastructure industry

One of the largest installed bases in the U.S.

Leading brands in water infrastructure

Leveraging brands to expand intelligent water technology offering for diagnostic and data management

Low-cost manufacturing processes

4

Our Business

• $1.3B LTM net sales (as of March 31, 2011) FY2010 Primary End Markets (2)

• Portfolio includes: Net Sales $1.3B

• Fire hydrants

• Valves

• Pipe fittings

• Ductile iron pipe

• Metering systems

• Leak detection

• Specified in 100 largest U.S. metropolitan markets (1)

• More than 75% of FY2010 net sales from products with #1 or #2 position

The largest publicly traded water infrastructure company in the United States

Valves or hydrants

Based on management estimates

*	Residential construction systems driven primarily by new community development
5

Broad Product Portfolio

($ in millions)

HISTORICAL ROOTS t t . . t . Es 1857 Es 1899 Es 1999 (1850)

SEGMENT NET SALES $617 $365 $339 ADJUSTED OPERATING ($47) $26 INCOME (LOSS) (1) $75 DEPRECIATION AND $48 $19 $15 AMORTIZATION (2)

ADJUSTED EBITDA (1) (2) $123 ($28) $41

Ductile Iron

Restrained Pipe

Hydrants Iron Gate Pipe Joint Cast Iron Fittings & PRODUCT Valves Fittings Couplings

PORTFOLIO

Butterfly, Ball Metering Joint Restraints Joint Fittings Hangers & Pipe Nipples and Plug Valves Systems Supports

Note: All statistics are actuals for LTM ended March 31, 2011

Segment operating income (loss) excludes corporate expenses of $32mm. Mueller Co. excludes $0.4mm of restructuring. U.S. Pipe excludes $13.1mm of restructuring. Anvil excludes $1.1mm of restructuring.

Segment depreciation and amortization excludes corporate depreciation of $0.7mm.

6

Complete Water Transmission Solutions

Mueller Water Products

manufactures and

markets products and

services that are used in

the transmission,

distribution and

monitoring of safe, clean

drinking water and in

water treatment

facilities.

7

Water Infrastructure Landscape * Company estimates based on internal analysis and information from trade associations and our distributor networks, where available.

8

Strategy And Objectives

Maintain leadership positions with

customers and end users

Continue to enhance operational

Capitalize on the large, and organizational excellence attractive and growing water infrastructure markets worldwide Broaden breadth and depth of products and services

Expand internationally

Our End Markets

Primary End Markets: 2006-2010

Since 2006, our exposure to the residential construction market has declined from roughly 40% to 5%.

Source: Management estimates

*Residential construction is driven primarily by new community development

Historical Housing Starts

Historical Housing Starts (1991—April 2011) Seasonally Adjusted Annualized

2,400 2,150 1,900

1,650 sands) 1991 – 2011 Average

(thou 1,400 1,410 Units

1,150

Bottom of prior down cycle (798)

900

April 2009 – Lowest starts (477) since Census Bureau began keeping records in 1959

650

400

91—- 92—93—94—95—96 97—- 98—99 00—01—- 02—03 04—- 05 06—- 07—08 09—10—11 -Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan Jan

Non -Residential Construction

Non -Residential Construction Actual / Forecast Architecture Billings Index Trends

Source: IHS Global Insight Data as of May 18, 2011

We continue to see signs that the non-residential market has stabilized

A Significant Market Opportunity

Aging Water Infrastructure

“America’s drinkin g water systems

face an annual shortfall of at

least $11 billion to replace aging

facilities that are near the end of

their useful lives and to comply

with existing and future federal

water regulations. This does not

account for growth in the demand

for drinking water over the next

20 years.”

2009 Report Card for America’s Infrastructure

American Society of Civil Engineers (ASCE)

The Market Opportunity Is Significant And Growing

Repair and Replacement Market

Future Drinking Water

Infrastructure Expenditure Needs(1)

Aging water pipes need to be repaired/ replaced

Valves and hydrants typically replaced at same time as pipes

Up to 15%—30% of treated potable water lost in leaky pipes(2)

Emphasis on improving operational efficiencies

[Graphic Appears Here]

Funding and Spending

Area in which

•

90%

funded at local level(3)

Mueller Water

Products operates

•

29%

of water systems charge less than cost(4)

20-YR Need for

Source:

(1) EPA 2007 Drinking Water Needs Survey and Assessment

(2) Global Water Intelligence Water Technology Markets 2010

Water Infrastructure = $335B

(3) EPA Clean Water and Drinking Water Infrastructure Gap Analysis

(4) Government Accountability Office 2004 report on water infrastructure

Aging Water Infrastructure

(1)

Accelerating Need

Average life of 100 year and 75 year old pipe is converging, contributing to accelerating need for pipe replacement.

(1)	The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002

Increasing Federal Awareness of Funding Needs

Stronger EPA regulations should lead to increased investment

• At least 40 cities under consent decrees

Atlanta $4.0B

Washington, D.C. $2.6B

Baltimore City and county $1.7B

Kansas City $2.5B

Cincinnati $1.5B

1974/1996 Safe Drinking Water Act

2011 federal budget

— $965 million for Drinking Water State Revolvin g Funding (SRF)

(1)	American Water Works Association 2009 State of the Industry Report — Decline of $422 million from FY2010

“New Jersey can maintain a viable economy with a sound environment only if it ensures that its water supply, wastewater and stormwater infrastructure is effectively maintained in a manner that produces the lowest life-cycle cost.”

The Clean Water Council of New Jersey—October 2010

Funding Water Infrastructure Repair

Historical Water

Sources of Funding Rates Compared to (1) Water Infrastructure Other Utilities (2) Repair

Long-term trends in consumer prices (CPI) for utilities (1913-2010)

Rate Increases 10%

Other 15% Operational Savings Bonds 47% 9%

Loans Grants 16% 3%

From 2007-2009, average annual

residential water rates increased

about 10%(3)

Sources:

Bureau of Labor Statistics

AWWA State of the Industry Report 2010

Black & Veatch 2009/2010 50 Largest Cities Water/Wastewater Rate Survey for residential 7,500 gallons

Actions & Business Results

Mueller Water Products

Management Actions/Initiatives

Objectives	Actions
Reduce costs and improve operating leverage	•Closed six plants since FY2006 •Sold two non-core assets of Anvil •Reduced headcount by about 25% from September 30, 2008 to March 31, 2011 from approximately 6,300 to approximately 4,700 •Took actions to lower labor costs •Implemented Lean Six Sigma and other manufacturing improvements (continuous improvement) •Invested in new automated ductile iron pipe operation to lower costs •Consolidated distribution centers and smaller manufacturing facilities at Anvil
Manage working capital and capital expenditures to generate free cash flow	•Capital spending decreased from FY2007/FY2008 levels •FY2009 capital spending of $39.7 million; FY2010 capital spending of $32.8 million •Reduced inventory by $116.6 million in FY2009; $74.4 million reduction in FY2010 •Reduced debt by $403 million from September 30, 2008 through March 31, 2011 •Inventory turns have improved more than half a turn at the end of March 2011 from March 2010
Leverage Mueller brands to pursue strategic growth opportunities	•Acquired and invested in AMI technology •Acquired leak detection and pipe condition assessment business •Established first AMI wireless mesh agreement for water industry •Entered into advanced metering agreement with Landis+Gyr for electric meters

21

History of Strong Financial Performance

(see appendices for GAAP reconciliation)

(a)	(b) (c)

($ in millions)

$804 $756 $718 $618 $664 $613 $598 $595 $595 $509 $536 $547 $551 $537 $546 $535 $556

$492 $485 $470 $465

NET SALES $411 $431 $378 $393 $387 $347

2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010

30.8% 28.6% 27.1% $248 27.3% 25.7% 25.9% 24.9% $207 $190 21.3% $179 18.5% $167 15.8% ADJUSTED EBITDA $131 $139 $131 8.8% 13.6% 14.6% 12.3% 12.8% 13.0% 9.3% 10.7% 10.8% 11.0% & $101 4.3% 9.7% $81 $94

ADJ. EBITDA 7.0% $73

4.% $564 $57 $62 $61 MARGIN $44 3.3% $42 $48 $38 $47 $38 $16 $26 $24

($20) ($34) (4.9%) (9.0%)

2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010 2002 2003 2004 2005 2006 2007 2008 2009 2010

Fiscal year end as of September 30th. Reflects inventory step-up costs of $53.1 million in 2006; restructuring charges of $2.0 million in 2009; goodwill impairment charges of $818.7 million in 2009; restructuring charges of $0.1 million in 2010

Financial results for 2002, 2003 and 2004 are calendar year while subsequent years are fiscal years ending September 30th. Excludes $6.5 million of litigation settlement expenses in 2003; environmental-related insurance settlement benefits of $1.9 million and $5.1 million in 2004 and 2005, respectively. U.S. Pipe Chattanooga closing costs of $49.9 million in 2006; restructuring charges of $18.3 million in 2008 and goodwill impairment charges of $59.5 million and restructuring charges of $41.6 million in 2009; restructuring charges of $12.5 million in 2010

Excludes inventory step-up costs of $17.3 million in 2006; restructuring costs of $4.0 million in 2009; goodwill impairment charges of $92.7 million in 2009; restructuring charges of $0.5 million in 2010

Consolidated Non-GAAP Results

Second Quarter Fiscal

$ in millions (except per share amounts)

2011

2010

Net sales

$311.3

$301.8

Adj. loss from o perations

($4.8)

($12.4)

Adj. operating margin

(1.5%)

(4.1%)

Adj. net loss per share

($0.07)

($0.11)

Adj. EBITDA

$15.8

$9.0

Adj. EBITDA margin

5.1%

3.0%

Financial performance about as expected. Adj. loss from operations improved year-over-year in all three businesses

Benefitted from higher sales pricing which covered increased raw material costs

Anvil’s operating results, excluding a 2010 one-time gain, more than doubled

Continue to invest at Mueller Systems and Echologics. Expenses for these investments negatively impacted margins of the rest of the Mueller Co. business.

FY 2Q11 results exclude restructuring $2.1 million, $1.3 million net of tax; and interest rate swap costs of $2.0 million, $1.2 million net of tax.

FY 2Q10 results exclude restructuring $10.5 million, $6.4 million net of tax; and loss of early extinguishment of debt $0.5 million, $0.3 million net of tax

Refinancing Highlights

Recapitalization provides a long-term capital structure

Extended maturities with no significant required principal payments before 2015

Locked in long-term capital at attractive rates

Preserved deleveraging capability

• Expect greater operational flexibilit y

Eliminated financial maintenance covenants with excess availability at the greater of $34 million or 12.5% of facility amount

More than $163 million of excess availability at March 31, 2011

Reduced limitations on business operations including acquisitions, investments, restricted payments and divestitures

New structure:

$420 million 7.375% Senior Subordinated Notes due

2017

$225 million 8.75 % Senior Unsecured Notes due 2020

$275 million ABL Revolver Credit Facility due 2015

Key Financial Metrics

Free Cash Flow Total Debt

($ in millions) ($ in millions)

$73 million free cash flow average over last five years Debt has declined $857 million from 2006

$140 800 $1, $1,549 $115 $1,600 $120 $94 $1,400 $100 $91 $1,200 $1,127 $1,101 $1,096 $80 $1,000 $800 $740 $60 $692 $40 $37 $600 $30 $400 $20 $200

$0 $0

FY2006 FY2007* FY2008 FY2009** FY2010*** Mar-2006 FY2006 FY2007* FY2008 FY2009 FY2010

Capital Expenditures

($ in millions)

$100 $88 $88 $90 $80 $71 $70 $60 $50 $40 $40 $33 $30 $20 $10 $0 FY2006 FY2007 FY2008 FY2009 FY2010

FY2007 results exclude $48.1 million of debt restructuring activities

FY2009 results include $6.3 million of cash used to settle certain interest rate swap contracts.

FY2010 results include $18.3 million of cash used to settle certain interest rate swap contracts.

Why Invest in MWA?

Water industry has fundamentally strong long-term dynamics

Driven by new and upgraded infrastructure

Limited number of suppliers to end markets

Strong competitive position

Leading brand positions with large installed base

Leading municipal specification positions

Comprehensive distribution network

Low-cost manufacturing operations

Operating leverage when volumes improve

Recovery of residential market

Increased municipal spending

Operating excellence initiatives

Leveraging strengths in the evolving market

Expand smart metering

Expand diagnostic offerings (leak detection and pipe condition assessment)

Develop intelligent water technology solutions

Strategic acquisitions/partnerships

Supplemental Data

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

Three months ended March 31, 2011

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$148.9

$75.8

$86.6

$—

$311.3

Gross profit (loss)

$33.8

$(8.1)

$24.4

$(0.1)

$50.0

Selling, general and administrative expenses

23.3

7.6

17.5

6.4

54.8

Restructuring

0.6

1.0

0.5

—

2.1

Income (loss) from operations

$9.9

$(16.7)

$6.4

$(6.5)

(6.9)

Interest expense, net

16.3

Income tax benefit

(9.5)

Net loss

$(13.7)

Net loss per diluted share

$(0.09)

Capital expenditures

$3.7

$2.8

$1.2

$0.1

$7.8

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Income (loss) from operations

$9.9

$(16.7)

$6.4

$(6.5)

$(6.9)

Restructuring

0.6

1.0

0.5

—

2.1

Adjusted income (loss) from operations

10.5

(15.7)

6.9

(6.5)

(4.8)

Depreciation and amortization

12.2

4.7

3.5

0.2

20.6

Adjusted EBITDA

$22.7

$(11.0)

$10.4

$(6.3)

$15.8

Adjusted operating margin

7.1%

(20.7)%

8.0%

—

(1.5)%

Adjusted EBITDA margin

15.2%

(14.5)%

12.0%

—

5.1%

Adjusted net loss:

Net loss

$(13.7)

Restructuring, net of tax

1.3

Interest rate swap settlement costs, net of tax

1.2

Adjusted net loss

$(11.2)

Adjusted net loss per diluted share

$(0.07)

Free cash flow:

Net cash used in operating activities

$(20.0)

Capital expenditures

(7.8)

Free cash flow

$(27.8)

Net debt (end of period):

Current portion of long-term debt

$0.7

Long-term debt

691.8

Total debt

692.5

Less cash and cash equivalents

(43.8)

Net debt

$648.7

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

except per share amounts) (in millions,

Three months ended March 31, 2010

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$141.2

$83.0

$77.6

$—

$301.8

Gross profit (loss)

$32.2

$(12.9)

$18.9

$—

$38.2

Selling, general and administrative expenses

22.5

6.7

12.9

8.5

50.6

Restructuring

—

10.4

0.1

—

10.5

Income (loss) from operations

$9.7

$(30.0)

$5.9

$(8.5)

(22.9)

Interest expense, net

14.8

Loss on early extinguishment of debt

0.5

Income tax benefit

(14.5)

Net loss

$(23.7)

Net loss per diluted share

$(0.15)

Capital expenditures

$3.4

$1.3

$1.1

$0.1

$5.9

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Income (loss) from operations

$9.7

$(30.0)

$5.9

$(8.5)

$(22.9)

Restructuring

—

10.4

0.1

—

10.5

Adjusted income (loss) from operations

9.7

(19.6)

6.0

(8.5)

(12.4)

Depreciation and amortization

12.5

5.0

3.7

0.2

21.4

Adjusted EBITDA

$22.2

$(14.6)

$9.7

$(8.3)

$9.0

Adjusted operating margin

6.9%

(23.6)%

7.7%

—

(4.1)%

Adjusted EBITDA margin

15.7%

(17.6)%

12.5%

—

3.0%

Adjusted net loss:

Net loss

$(23.7)

Restructuring, net of tax

6.4

Interest rate swap settlement costs, net of tax

(0.7)

Loss on early extinguishment of debt, net of tax

0.3

Adjusted net loss

$(17.7)

Adjusted net loss per diluted share

$(0.11)

Free cash flow:

Net cash used in operating activities

$(15.8)

Capital expenditures

(5.9)

Free cash flow

$(21.7)

Net debt (end of period):

Current portion of long-term debt

$10.3

Long-term debt

684.6

Total debt

694.9

Less cash and cash equivalents

(104.6)

Net debt

$590.3

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in

millions, except per share amounts)

Six months ended March 31, 2011

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$278.7

$150.2

$170.0

$—

$598.9

Gross profit (loss)

$63.0

$(10.5)

$46.8

$0.3

$99.6

Selling, general and administrative expenses

43.7

14.6

33.4

15.1

106.8

Restructuring

1.0

1.9

1.1

—

4.0

Income (loss) from operations

$18.3

$(27.0)

$12.3

$(14.8)

(11.2)

Interest expense, net

32.2

Income tax benefit

(17.6)

Net loss

$(25.8)

Net loss per diluted share

$(0.17)

Capital expenditures

$6.9

$4.2

$2.6

$0.5

$14.2

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Income (loss) from operations

$18.3

$(27.0)

$12.3

$(14.8)

$(11.2)

Restructuring

1.0

1.9

1.1

—

4.0

Adjusted income (loss) from operations

19.3

(25.1)

13.4

(14.8)

(7.2)

Depreciation and amortization

23.9

9.2

7.2

0.4

40.7

Adjusted EBITDA

$43.2

$(15.9)

$20.6

$(14.4)

$33.5

Adjusted operating margin

6.9%

(16.7)%

7.9%

—

(1.2)%

Adjusted EBITDA margin

15.5%

(10.6)%

12.1%

—

5.6%

Adjusted net loss:

Net loss

$(25.8)

Restructuring, net of tax

2.5

Interest rate swap settlement costs, net of tax

2.4

Adjusted net loss

$(20.9)

Adjusted net loss per diluted share

$(0.13)

Free cash flow:

Net cash used in operating activities

$(14.8)

Capital expenditures

(14.2)

Free cash flow

$(29.0)

Net debt (end of period):

Current portion of long-term debt

$0.7

Long-term debt

691.8

Total debt

692.5

Less cash and cash equivalents

(43.8)

Net debt

$648.7

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

Six months ended March 31, 2010

(in millions, except per share amounts)

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$274.5

$162.7

$177.7

$—

$614.9

Gross profit (loss)

$69.1

$(16.9)

$41.9

$—

$94.1

Selling, general and administrative expenses

43.4

14.6

31.4

16.4

105.8

Restructuring

0.1

10.7

0.1

—

10.9

Income (loss) from operations

$25.6

$(42.2)

$10.4

$(16.4)

(22.6)

Interest expense, net

31.6

Loss on early extinguishment of debt

0.5

Income tax benefit

(20.3)

Net loss

$(34.4)

Net loss per diluted share

$(0.22)

Capital expenditures

$7.1

$5.3

$2.1

$0.1

$14.6

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Income (loss) from operations

$25.6

$(42.2)

$10.4

$(16.4)

$(22.6)

Restructuring

0.1

10.7

0.1

—

10.9

Adjusted income (loss) from operations

25.7

(31.5)

10.5

(16.4)

(11.7)

Depreciation and amortization

24.9

9.4

7.6

0.3

42.2

Adjusted EBITDA

$50.6

$(22.1)

$18.1

$(16.1)

$30.5

Adjusted operating margin

9.4%

(19.4)%

5.9%

—

(1.9)%

Adjusted EBITDA margin

18.4%

(13.6)%

10.2%

—

5.0%

Adjusted net loss

Net loss

$(34.4)

Restructuring, net of tax

6.6

Interest rate swap settlement costs, net of tax

(0.7)

Loss on early extinguishment of debt, net of tax

0.3

Adjusted net loss

$(28.2)

Adjusted net loss per diluted share

$(0.18)

Free cash flow:

Net cash provided by operating activities

$44.3

Capital expenditures

(14.6)

Free cash flow

$29.7

Net debt (end of period):

Current portion of long-term debt

$10.3

Long-term debt

684.6

Total debt

694.9

Less cash and cash equivalents

(104.6)

Net debt

$590.3

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

Year ended September 30, 2010

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$612.8

$377.8

$346.9

$—

$1,337.5

Gross profit (loss)

$170.3

$(22.7)

$88.8

$—

$236.4

Selling, general and administrative expenses

89.2

30.5

66.2

33.4

219.3

Restructuring

0.1

12.5

0.5

—

13.1

Income (loss) from operations

$81.0

$(65.7)

$22.1

$(33.4)

4.0

Interest expense, net

68.0

Loss on early extinguishment of debt

4.6

Income tax benefit

(23.4)

Net loss

$(45.2)

Net loss per diluted share

$(0.29)

Capital expenditures

$15.6

$11.0

$6.0

$0.2

$32.8

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Income (loss) from operations

$81.0

$(65.7)

$22.1

$(33.4)

$4.0

Restructuring

0.1

12.5

0.5

—

13.1

Adjusted income (loss) from operations

81.1

(53.2)

22.6

(33.4)

17.1

Depreciation and amortizationo

49.7

18.9

15.4

0.6

84.6

Adjusted EBITDA

$130.8

$(34.3)

$38.0

$(32.8)

$101.7

Adjusted net loss:

Net loss

$(45.2)

Restructuring, net of tax

7.9

Interest rate swap settlement costs, net of tax

4.8

Loss on early extinguishment of debt, net of tax

2.8

Tax on repatriation on Canadian earnings

2.2

Adjusted net loss

$(27.5)

Adjusted net loss per diluted share

$(0.18)

Free cash flow:

Net cash provided by operating activities

$63.0

Capital expenditures

(32.8)

Free cash flow

$30.2

Net debt (end of period):

Current portion of long-term debt

$0.7

Long-term debt

691.5

Total debt

692.2

Less cash and cash equivalents

(83.7)

Net debt

$608.5

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures

(in millions, except per share amounts)

Year ended September 30, 2009

Mueller Co.

U.S. Pipe

Anvil

Corporate

Total

GAAP results:

Net sales

$547.1

$410.9

$469.9

$—

$1,427.9

Gross profit (loss)

$134.3

$(5.7)

$128.2

$0.1

$256.9

Selling, general and administrative expenses

84.2

35.6

84.9

34.4

239.1

Impairment and restructuring

820.7

101.1

96.7

0.2

1,018.7

Loss from operations

$(770.6)

$(142.4)

$(53.4)

$(34.5)

(1,000.9)

Interest expense, net

78.3

Loss on early extinguishment of debt

3.8

Income tax benefit

(86.3)

Net loss

$(996.7)

Net loss per diluted share

$(8.55)

Capital expenditures

$16.2

$11.2

$11.9

$0.4

$39.7

Non-GAAP results:

Adjusted income (loss) from operations and EBITDA:

Loss from operations

$(770.6)

$(142.4)

$(53.4)

$(34.5)

$(1,000.9)

Impairment and restructuring

820.7

101.1

96.7

0.2

1,018.7

Adjusted income (loss) from operations

50.1

(41.3)

43.3

(34.3)

17.8

Depreciation and amortization

50.9

21.1

17.6

0.6

90.2

Adjusted EBITDA

$101.0

$(20.2)

$60.9

$(33.7)

$108.0

Adjusted net loss

Net loss

$(996.7)

Impairment and restructuring, net of tax

954.9

Interest rate swap settlement costs, net of tax

3.8

Loss on early extinguishment of debt, net of tax

2.3

Adjusted net loss

$(35.7)

Adjusted net loss per diluted share

$(0.31)

Free cash flow:

Net cash provided by operating activities

$130.5

Capital expenditures

(39.7)

Free cash flow

$90.8

Net debt (end of period):

Current portion of long-term debt

$11.7

Long-term debt

728.5

Total debt

740.2

Less cash and cash equivalents

(61.5)

Net debt

$678.7

Questions